Exhibit 10

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the caption “Financial Highlights” and to the incorporation by reference of our report dated August 9, 2006, with respect to the financial statements of Merrill Lynch International Value Fund, for the year ended June 30, 2006 in this Registration Statement on Form N-1A under the Securities Act of 1933 (File No. 2-96219) and under the Investment Company Act of 1940 (File No. 811-4182) of Merrill Lynch International Value Fund.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
September 20, 2006